Note 10 - Stock-based Expense	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Share-based Payment Arrangement [Text Block]

10.         Stock-Based Expense

Stock-based compensation expense related to employee and director stock options was $56,190 and $168,570 during the three-month and nine-month periods ended September 30, 2021, respectively; there was no stock-based compensation expense related to employee stock options during the comparable periods of 2020. Stock-based compensation expense related to stock options is recognized on a straight-line basis over the requisite service period for the award and is allocated to research and development expense or general and administrative expense based upon the related employee classification. As of September 30, 2021, there is $486,940 of unrecognized compensation expense that we expect to recognize over a weighted-average period of 2.2 years.

During the three-month and nine-month periods ended September 30, 2021, we recorded stock-based compensation expense of $29,560 and $80,733, respectively, associated with common stock issued for consulting services, as compared to $6,000 and $24,000, respectively, during the comparable periods of 2020. As of September 30, 2021, there is $39,773 recorded as a prepaid expense for these arrangements, which will be recognized as expense over the remaining terms of the related agreements.

During September 2021, we recorded $209,825 of expense associated with the issuance of a stock purchase warrant to PNP in connection with our entering into a technology licensing agreement; such amount was recorded as research and development expense.